UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 10, 2005 (May 10, 2005)

                        Commission file number: 000-16299
                                ________________

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                          13-3054685
(State or other jurisdiction of                          (IRS Employer
 Incorporation or Organization)                     Identification Number)

        700 Airport Blvd. Suite 300, Burlingame, CA          94010
         (Address of principal executive offices)         (Zip Code)

                                 (650) 931-0500
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02    Unregistered Sales of Equity Securities.

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For additional information:                              Company contact:
                                                         Ken Ruotolo
Patrick Corman                                           ANTs software inc.
Corman Communications                                    (650) 931-0530
(650) 326-9648                                           ken.ruotolo@ants.com
patrick@cormancom.com
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               ANTs software inc. Raises $7.1 Million in Financing

         Latest Rounds to Fund Marketing, Sales and Product Development


     BURLINGAME, Calif., May 10, 2005 - ANTs software, inc. (OTCBB:ANTS), a developer of high-performance SQL database management systems, today announced that since December 2004 it has raised $7.1 million through private offerings and warrant exercises. The funds will be used for general working capital purposes including marketing, sales and product development programs related to the ANTs Data Server. The shares of restricted common stock sold were not registered under the Securities Act of 1933, as amended, and may not be offered or resold absent registration or an applicable exemption from registration requirements.

     "We are pleased to report that both new and existing investors participated in these latest rounds of financing," said ANTs' chief executive officer, Boyd Pearce. "These investments will help accelerate development, marketing and sales of the ANTs Data Server."



About ANTs software inc.

     ANTs software inc. (OTCBB:ANTS), based in Silicon Valley, California, develops high-performance data management software. The company's mission is to help customers reduce hardware, software, and development costs. For more information on ANTs software, visit www.ants.com.

                                     # # #



This press release is neither an offer to sell nor a solicitation of offers to purchase securities. This press release contains certain forward-looking statements as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks include but are not limited to the following: there can be no assurance that ANTs software inc. (the "Company") will produce the expected results; that the Company will produce a commercially viable product; or that the Company will secure the necessary current and additional financing, intellectual property and staff to support current and future operations. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's most recent form 10-KSB for the year ended December 31, 2004. The Company undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTs software inc.

Date:    May 10, 2005                 By:   /s/     Boyd Pearce
                                            ------------------------------------
                                            Boyd Pearce, Chief Executive Officer